UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016 (February 12, 2016)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 13, 2016, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of August 4, 2015 between F.N.B. Corporation and Metro Bancorp, Inc., F.N.B. completed its acquisition of Metro through the merger of Metro with and into F.N.B., with F.N.B. being the surviving corporation. On February 19, 2016, F.N.B. filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the merger and other related matters. The purpose of this filing is to amend the Form 8-K filed on February 19, 2016 to include the information required by Item 9.01(a) and (b).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Metro Bancorp, Inc. as of December 31, 2014 and 2013 and for each of the three years ended December 31, 2014, 2013 and 2012, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm, filed on Form 10-K are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of Metro Bancorp, Inc. as of September 30, 2015 and for the three and nine months ended September 30, 2015 and 2014, filed on Form 10-Q as well as the accompanying notes thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma financial information.

The unaudited pro forma condensed combined financial statements of F.N.B. as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, giving effect to the merger between F.N.B. and Metro, are filed as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of BDO USA, LLP

23.2	Consent of Baker Tilly Virchow Krause, LLP

99.2	Audited consolidated financial statements of Metro Bancorp, Inc. as of December 31, 2014 and 2013 and for each of the three years ended December 31, 2014, 2013 and 2012, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Form 10-K filed by Metro on March 16, 2015 (File No. 001-36852))

99.3	Unaudited consolidated financial statements of Metro Bancorp, Inc. as of and for the three months ended September 30, 2015 and 2014, as well as the accompanying notes thereto (incorporated by reference to the Form 10-Q filed by Metro on November 9, 2015 (File No. 001-36852))

99.4	Unaudited pro forma condensed combined financial statements of F.N.B. as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, giving effect to the merger between F.N.B. and Metro (incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 filed by F.N.B. on November 23, 2015 (Registration No. 333-207334))

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: February 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

23.2	Consent of Baker Tilly Virchow Krause, LLP

99.2	Audited consolidated financial statements of Metro Bancorp, Inc. as of December 31, 2014 and 2013 and for each of the three years ended December 31, 2014, 2013 and 2012, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Form 10-K filed by Metro on March 16, 2015)

99.3	Unaudited consolidated financial statements of Metro Bancorp, Inc. as of and for the three months ended September 30, 2015 and 2014, as well as the accompanying notes thereto (incorporated by reference to the Form 10-Q filed by Metro on November 9, 2015)

99.4	Unaudited pro forma condensed combined financial statements of F.N.B. as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, giving effect to the merger between F.N.B. and Metro (incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 filed by F.N.B. on November 23, 2015 (Registration No. 333-207334))